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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 11-K, into the Company's previously filed Registration Statements File No. 333-33177.



                                                             ARTHUR ANDERSEN LLP

Cleveland, Ohio
   June 30, 1999.